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                                                            Exhibit 23.2
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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-00000) pertaining to the Savings and Retirement Plan of Nabi of our report dated February 16, 2000, with respect to the consolidated financial statements and schedule included in Nabi's Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                                  /s/ Ernst & Young LLP

Miami, Florida
June 7, 2000